                                EXHIBIT 10.1


THIS SUBORDINATED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE OR FOREIGN SECURITIES OR BLUE SKY LAWS. THIS SUBORDINATED PROMISSORY NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER THE ACT OR ANY STATE OR FOREIGN SECURITIES OR BLUE SKY LAWS IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$481,706.27                                                  December 24, 2001


         FOR VALUE RECEIVED, the undersigned, Inprimis, Inc., a Florida corporation (the "MAKER"), hereby promises to pay to Ener1 Holdings, Inc. (the "HOLDER"), or its registered assigns, the principal sum of Four Hundred Eighty-One Thousand Seven Hundred Six and 27/100 Dollars ($481,706.27), with no interest, at the address of Holder as set forth in this Note, or at such other place as from time to time may be designated by the Holder of this Note.

         1. MATURITY DATE. All unpaid principal balance of this Note shall be due and payable in a single installment on July 1, 2002 or thereafter if extended by Holder (the "MATURITY DATE"). If the unpaid principal is not paid as of the Maturity Date, the unpaid balance shall automatically and without further action convert into fully paid and nonassessable shares of common stock of Maker, par value $0.01 per share ("COMMON STOCK") as set forth in Section 4 below.

         2. DEFAULT. If Maker becomes insolvent or is the subject of a voluntary or involuntary proceeding in bankruptcy not dismissed within 30 days, or a reorganization, arrangement or creditor composition proceeding, ceases doing business as a going concern, or is the subject of a dissolution, then the principal balance hereof shall automatically and without further action convert into fully paid and nonassessable shares of Common Stock as set forth in Section 4 below.

         3. PREPAYMENT. Maker shall have the right to prepay without premium or penalty at any time and from time to time prior to maturity, all or any part of the unpaid principal balance of this Note, but only by converting such principal balance into Common Stock on the terms set forth in Section 4(b) - (d) hereof.

         4. CONVERSION.

             (a) Upon the earlier to occur of (i) the approval of the Share Increase (as such term is defined in the Securities Purchase Agreement between the Holder and the Maker of even date herewith) and (ii) the Maturity Date, any unpaid principal balance shall, without any further action of Holder or Maker, be automatically converted into shares of Common Stock. The number of shares of

Common Stock into which this Note shall or may be converted (the "CONVERSION SHARES") shall be determined by dividing the aggregate unpaid principal amount of this Note by the Conversion Price (as defined below) in effect at the time of such conversion.

             (b) The "CONVERSION PRICE" shall be $.0254634 per share, as adjusted pursuant to Section 5 below.

             (c) As promptly as practicable after the conversion of this Note, Maker at its expense will issue and deliver to the Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Maker).

             (d) No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of Maker issuing any fractional shares to the Holder upon the conversion of this Note, Maker shall pay to the Holder the amount of outstanding principal that is not so converted calculated on a $0.0254634 per share basis, such payment to be made, at the Holder's discretion, by check or wire transfer of immediately available funds.

             (e) If the Company is ever required to repay this Note in cash, then the principal amount otherwise payable under this Note shall be reduced by the amount that results from multiplying the Applicable Holdback Fraction by $48,170.66. As used herein, the term "APPLICABLE HOLDBACK FRACTION" shall mean a fraction, the numerator of which is the amount that is the portion of the Holdback Amount (as defined in the Securities Purchase Agreement, dated December 21, 2001, between Maker and Holder) that is not ultimately paid to the Company, and the denominator of which is the Holdback Amount.

             (f) In the event that, upon the Maturity Date the Maker does not have available out of its authorized but unissued shares of Common Stock a sufficient number of shares to effect the conversion of any portion of the then outstanding principal balance of the Note, then the portion of the principal balance that is not discharged by conversion into Common Stock as provided above shall be paid to the Holder by wire transfer of immediately available funds.

         5. CONVERSION PRICE ADJUSTMENTS.

             (a) In the event Maker should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, shares of Common Stock (hereinafter referred to as "COMMON SHARE EQUIVALENT") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

             (b) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock or a consolidation, by reclassification or otherwise, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

             (c) If the Common Stock issuable on conversion of this Note shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a stock split, subdivision or combination of shares provided for above), the Holder shall, upon the conversion of this Note, be entitled to receive, in lieu of the Common Stock which the Holder would have become entitled to receive but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that Holder would have been entitled to on conversion of this Note immediately prior to such change.

             (d) Holder acknowledges that Maker does not currently have reserved and made available out of its authorized but unissued shares of Common Stock a sufficient number of shares to effect the conversion of any of the principal balance of the Note.

             (e) Upon the occurrence of each adjustment of the Conversion Price pursuant to this Section 5, Maker at its expense shall promptly compute such adjustment in accordance with the terms hereof and, promptly upon Holder's written request, provide to the Holder a certificate setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based.

             (f) The form of this Note need not be changed because of any adjustment in the Conversion Price.

             (g) Maker will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by Maker, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Note set forth in this Section 5.

         6. REPRESENTATIONS AND WARRANTIES OF HOLDER.

             (a) The Holder represents and warrants to the Maker that it (i) has had the opportunity to conduct a due diligence investigation concerning the Maker's business operations, financial affairs and prospects and the terms and conditions of this Promissory Note, (ii) believes it has received all the information it considers necessary or appropriate for deciding whether to enter into the transactions contemplated by this Promissory Note, (y) has examined and reviewed all recent filings of the Maker with the United States Securities and Exchange Commission on Forms 10-Q and 10-K, respectively, and (z) has evaluated the risk factors inherent in this Promissory Note and an investment in the

Conversion Shares. Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this Promissory Note and an investment in the Conversion Shares. The Holder also represents it has not been organized for the purpose of entering into this Promissory Note or acquiring the Conversion Shares. The Holder further represents and warrants that it has full power and authority to enter into this Agreement, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

             (b) The Holder understands that the Conversion Shares will not be registered under the Act or under under any state securities act, that the Conversion Shares are "restricted" securities within the meaning of the Act and that they may not be sold or traded in the absence of a registration statement or opinion of counsel reasonably acceptable to the Maker that any such sale is exempt from registration requirements. In this connection, the Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         It is understood that the certificates evidencing the Conversion Shares may bear the following legend:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE OR FOREIGN SECURITIES OR BLUE SKY LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION UNDER THE ACT OR ANY STATE OR FOREIGN SECURITIES OR BLUE SKY LAWS IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT."

         "THESE SECURITIES ARE SUBJECT TO A SECURITIES PURCHASE AGREEMENT DATED DECEMBER 21, 2001 BETWEEN THE ISSUER AND CERTAIN OF ITS SHAREHOLDERS. COPIES OF SUCH AGREEMENT MAY BE OBTAINED FROM THE ISSUER AT ITS PRINCIPAL EXECUTIVE OFFICES."

             (c) The Holder represents and warrants to the Maker that it is entering into this Promissory Note, and that it will acquire any Conversion Shares acquired hereunder, for its own account for purposes of investment and not with any present intent to effect a distribution in the same.

         7. ASSIGNMENT. Subject to the restrictions on transfer described in
Section 8, the rights and obligations of Maker and the Holder of this Note shall be binding upon and benefit the successors, permitted assigns, heirs, administrators and permitted transferees of the parties.

         8. NO STOCKHOLDER RIGHTS. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of Maker or any other matters or any rights whatsoever as a stockholder of Maker; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or any shares of Common Stock obtainable hereunder until, and only to the extent that, this Note shall have been converted.

         9. INTEREST. If, notwithstanding that this Note by its terms bears no interest, any payment to Holder is construed as interest, then, anything herein to the contrary notwithstanding, the obligations of the Maker under this Note shall be subject to the limitation that any payments hereunder which are construed as payments of interest to the Holder shall not be required to the extent that receipt of any such payment by the Holder would be contrary to provisions of law applicable to the Holder (if any) which limit the maximum rate of interest which may be charged or collected by the Holder; PROVIDED, HOWEVER, that nothing herein shall be construed to limit the Holder to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation. In the event that the Maker makes any payment which is construed to be a payment of interest, fees or other charges, however denominated, pursuant to this Note, which payment results in the interest paid to the Holder to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the Holder as of the date of such payment, or if such excess exceeds the amount of principal owed to the Holder as of the date of such payment, the difference shall be paid by the Holder to the Maker.

         10. WAIVERS. Maker hereby waives presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agrees to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

         11. NOTICES. Any notice, request, instruction or other document to be given under this Note after the date hereof by any party hereto to any other party shall be in writing and shall be deemed to have been duly given on the date of service if delivered personally or by telecopier with confirmed receipt, or on the third day after mailing if sent by certified mail, postage prepaid, at the addresses set forth below:

         If to Maker:    Inprimis, Inc.
                         1601 Clint Moore Rd.
                         Boca Raton, Florida 33433
                         Attn: Eduard Will
                         Fax:  561.241.1051

                         With a copy to:

                         Kenneth E. Adelsberg, Esq.
                         Pillsbury Winthrop LLP
                         One Battery Park Plaza
                         New York, New York 10004-1490
                         Fax: 212.858.1500

                         If to Holder:

                         Ener1 Holdings, Inc.
                         500 W Cypress Creek Rd.   Suite 770
                         Fort Lauderdale Fl  33309
                         Attn:  Chief Executive Officer
                         Fax: 954.202.2884

                         With a copy to:

                         Robert C. Boehm, Esq.
                         Ackerman, Senterfitt & Eidson, P.A.
                         One Southeast Third Avenue, 28th Floor
                         SunTrust International Center
                         Miami, Florida 33131
                         Fax:  205.374.5095

Any change in the address of any party hereunder shall not be effective as to the other party unless notice of such change of address is sent to the other party in accordance with the foregoing.

         12. AMENDMENTS AND WAIVERS. Any provision of this Note may be amended, supplemented, waived, discharged or terminated only by a written instrument signed by Maker and the Holder hereof.

         13. DELAYS AND OMISSIONS. No delay or omission of Holder or any other holder hereof to exercise any power, right or remedy accruing to Holder or any other holder hereof shall impair any such power, right or remedy or shall be construed to be a waiver of the right to exercise any such power, right or remedy.

         14. BINDING EFFECT. This Note and all the covenants and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, successors and permitted assigns of Maker and Holder.

         15. HEADINGS; PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the entities or persons referred may require. The headings of the sections of this Note are inserted for convenience only and shall not constitute a part hereof nor affect in any way the meaning or interpretation of this Note. "Herein," "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular section or other subdivision.

         16. SEVERABILITY. If any provision of this Note is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Note shall not be affected thereby, and this Note shall be liberally construed so as to carry out the intent of the parties to it.

         17. MISCELLANEOUS.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE.

         THIS NOTE AND ALL OTHER DOCUMENTS EXECUTED BY ANY OF THE PARTIES SUBSTANTIALLY CONCURRENTLY HEREWITH TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         21. SUBORDINATION. THE HOLDER AGREES THAT THE DEBT EVIDENCED BY THIS SUBORDINATED PROMISSORY NOTE SHALL AT ALL TIMES AND IN ALL RESPECTS BE SUBORDINATED AND JUNIOR IN RIGHT OF PAYMENT TO ALL DEBTS AND OBLIGATIONS OF THE MAKER.

                      [the next page is the execution page]

         IN WITNESS WHEREOF, this Note has been executed and delivered as of the date first above written.

                                        MAKER:

                                        INPRIMIS, INC.

                                        By:  /s/ Eduard Will
                                            -----------------------------------
                                        Its: Chief Executive Officer
                                            -----------------------------------